Tortoise Global Water Fund
Schedule of Investments
August 31, 2025 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Canada Water Infrastructure - 3.9%
Stantec, Inc.	20,282	$2,204,607

France Water Infrastructure - 6.7%
Veolia Environnement SA	115,942	3,826,437

Hong Kong Water Infrastructure - 1.0%
CT Environmental Group Limited (a)(b)	118,443	0
Guangdong Investment Limited	604,000	566,383
		566,383

Japan Water Equipment/Services - 4.2%
Kitz Corp.	17,300	177,173
Kurita Water Industries Ltd.	23,000	789,752
Lixil Corp.	61,700	805,914
Rinnai Corp.	24,400	608,693
		2,381,532

Japan Water Infrastructure - 1.1%
METAWATER Co, Ltd.	5,200	106,155
Organo Corp.	5,500	421,796
Oyo Corporation	4,100	82,136
		610,087

Switzerland Water Equipment/Services - 6.6%
Belimo Holding AG (b)	2,114	2,324,964
Georg Fischer AG	17,624	1,407,453
		3,732,417

Switzerland Water Management - 6.7%
Geberit AG	5,197	3,807,388

United Kingdom Water Equipment/Services – 4.6%
Ferguson Enterprises, Inc.	10,129	2,347,909
Genuit Group PLC	53,639	244,321
		2,592,230

United Kingdom Water Infrastructure – 12.6%
Pennon Group PLC	101,418	649,198
Pentair PLC	21,936	2,358,778
Severn Trent PLC	56,770	1,984,257
United Utilities Group PLC	137,624	2,139,156
		7,131,389

United States Water Equipment/Services – 13.8%
Aris Water Solutions, Inc. - Class A	4,755	115,404
Core & Main, Inc. - Class A (b)	31,660	2,049,035
Fortune Brands Innovations, Inc.	20,102	1,176,369
Primo Brands Corp.	42,427	1,065,342
Veralto Corp.	22,159	2,353,064
Zurn Elkay Water Solutions Corp.	23,624	1,071,585
		7,830,799

United States Other - 2.8%
Bentley Systems, Inc. - Class B	25,855	1,438,831
Select Water Solutions, Inc.	15,847	135,016
		1,573,847

United States Water Infrastructure – 13.6%
Advanced Drainage Systems, Inc.	11,801	1,698,990
Energy Recovery Inc. (b)	9,126	129,680
Franklin Electric Co., Inc.	6,566	642,549
Hayward Holdings, Inc. (b)	23,904	384,376
Montrose Environmental Group, Inc. (b)	5,329	165,519
Mueller Water Products, Inc. - Class A	26,189	690,342
Tetra Tech, Inc.	44,045	1,604,119
Xylem, Inc.	17,133	2,425,348
		7,740,923

United States Water Management – 6.7%
A.O. Smith Corporation	19,430	1,385,165
Badger Meter, Inc.	4,923	900,515
Lindsay Corporation	1,820	249,758
Watts Water Technologies, Inc. - Class A	4,584	1,269,310
		3,804,748

United States Water Treatment - 7.4%
Ecolab Inc.	15,229	4,219,042

United States Water Utilities – 7.7%
American Water Works Co., Inc.	15,477	2,221,104
California Water Service Group	9,975	468,127
Essential Utilities, Inc.	43,111	1,703,316
		4,392,547
TOTAL COMMON STOCKS (Cost $49,480,061)		56,414,376

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.3%	Shares	Value
First American Government Obligations Fund - Class X, 4.22%(c)	180,290	180,290
TOTAL MONEY MARKET FUNDS (Cost $180,290)		180,290

TOTAL INVESTMENTS - 99.7% (Cost $49,660,351)		56,594,666
Other Assets in Excess of Liabilities - 0.3%		191,406
TOTAL NET ASSETS - 100.0%		$56,786,072
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of August 31, 2025.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

Tortoise Global Water Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$56,414,376	$–	$0	$56,414,376
Money Market Funds	180,290	–	–	180,290
Total Investments	$56,594,666	$–	$0	$56,594,666

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2025:

Investments
in
Securities
Balance as of 11/30/2024	$-
Accrued discounts/ premiums	-
Realized gain (loss)	-
Change in net unrealized appreciation (depreciation)	-
Net purchases (sales)	-
Transfers into and/or out of Level 3	-
Balance as of 8/31/2025	$-
Net unrealized depreciation of Level 3 Securities as of August 31, 2025	$(15,150)